SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                                   reported):
                                January 31, 2003





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




          Missouri                   1-14756                     43-1723446
(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)           File Number)              Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 31, 2003, Ameren Corporation ("Ameren") issued a press release announcing the closing of the acquisition of all of the issued and outstanding common stock of CILCORP Inc. ("CILCORP"), an Illinois corporation, from The AES Corporation, pursuant to an agreement dated as of April 28, 2002 (the "Stock Purchase Agreement"). As of such acquisition, CILCORP became a wholly-owned subsidiary of Ameren. CILCORP is the parent company of Peoria, Illinois-based Central Illinois Light Company ("CILCO"). CILCO became an indirect subsidiary of Ameren, but will remain a separate utility company, known as AmerenCILCO.

     Separately, Ameren expects to close in February, 2003 its acquisition from The AES Corporation of all of the issued and outstanding membership interests of AES Medina Valley Cogen (No. 4), LLC ("Medina Valley"), pursuant to an agreement dated as of April 28, 2002 (the "Membership Interest Purchase Agreement"). As of such acquisition, Medina Valley will become a wholly-owned subsidiary of AmerenEnergy Resources Company, which is a direct subsidiary of Ameren that holds its non rate-regulated operations. Medina Valley will become known as Ameren Medina Valley Cogen (No. 4), LLC.

     In a transaction valued at approximately $1.4 billion, Ameren will assume approximately $900 million of CILCORP and Medina Valley debt and preferred stock at closing and pay the balance in cash for the stock of CILCORP, along with certain other assets, including all of the membership interests in Medina
Valley. The transaction includes CILCO's regulated natural gas and electric utility businesses, including approximately 1,200 megawatts of largely coal-fired generating capacity, and Medina Valley's indirectly owned 40 megawatt, gas-fired electric generation plant.

     With this acquisition, Ameren ranks as Illinois' second largest electric utility based on the number of customers, total assets and operating revenues. For more information regarding the transaction, please see the Press Release filed herewith as Exhibit 99.01 which is incorporated herein by reference and the Stock Purchase Agreement and Membership Interest Purchase Agreement filed as
Exhibit 2.1 and Exhibit 2.2, respectively, to Ameren's Quarterly Report on Form 10-Q filed for the period ended March 31, 2002.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     In a separate press release, Ameren announced today two Peoria-based managers who will be the top operating officers at AmerenCILCO: Scott A. Cisel, 49, vice president and chief operating officer for AmerenCILCO, and Robert G. Ferlmann, 41, vice president trading and dispatch and unregulated sales. For more information regarding Mr. Cisel and Mr. Ferlmann, please see the Press Release filed herewith as Exhibit 99.02 which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. To be filed by amendment no later than 60 days after the date of this report.

(b) Pro forma financial information. To be filed by amendment no later than 60 days after the date of this report.

(c)      Exhibits

         Exhibit No.         Description
         -----------         -----------

           99.01             Press Release, dated January 31, 2003.

           99.02             Press Release, dated January 31, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMEREN CORPORATION
                                              (Registrant)



                                           By    /s/ Martin J. Lyons
                                             ------------------------------
                                           Name:     Martin J. Lyons
                                           Title:      Controller
                                             (Principal Accounting Officer)


Date:  January 31, 2003

                                                                   Exhibit 99.01

                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103


[GRAPHIC OMITTED][GRAPHIC OMITTED]



Contacts:

Media:                 Analysts:             Investors:
Susan Gallagher        Bruce Steinke         Investor Services
(314) 554-2175         (314) 554-2574        invest@ameren.com


                      AMEREN COMPLETES PURCHASE OF CILCORP

St. Louis, Mo., Jan. 31, 2003---Ameren Corporation (NYSE: AEE) today announced that the company has acquired CILCORP Inc., from The AES Corporation (NYSE:
AES). CILCORP is the parent company of Peoria, Ill.-based Central Illinois Light Co. (CILCO), which, beginning today, will operate as AmerenCILCO.

     In a transaction valued at approximately $1.4 billion, Ameren has assumed CILCORP debt and preferred stock of approximately $900 million and has paid the balance in cash to purchase the common stock of CILCORP, along with certain other assets. Announced in April, 2002, the purchase includes CILCORP's natural gas and electric businesses, including 1,200 megawatts of largely coal-fired generating capacity.

     With this acquisition, Ameren ranks as Illinois' second largest electric utility based on the number of customers, total assets and operating revenues.

     "We are extremely pleased that this acquisition has been approved in a timely manner because this acquisition is a natural fit with our core energy growth strategy," says Charles W. Mueller, chairman and chief executive officer, Ameren Corporation. "This brings together high quality, low-cost energy providers who have customer-focused philosophies and solid positions in their respective markets. AmerenCILCO's operations are in a service territory and market where we already operate very effectively. Synergies from the acquisition are expected to make this transaction immediately accretive to earnings and will drive strong long-term growth for our company."

     The transaction, unanimously approved by both companies' boards of directors, also gained the approval of the Illinois Commerce Commission, the Securities and Exchange Commission and the Federal Energy Regulatory Commission and the clearance from the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act.

     Key components of the transaction follow:

>> The headquarters of AmerenCILCO will remain in Peoria, where Ameren anticipates maintaining the existing operations centers, customer call center and other support functions.

>> Staff reductions either at CILCORP or at Ameren that result from duplication of functions are expected to total less than 100, will occur over the next year and are hoped to be achieved largely through attrition. Existing labor contracts will be honored.

                                   -- more --

Add One

>>   Slated  for final  closing  in early  February  is a  provision  of the transaction that involves the assets of Medina Valley Cogen, LLC-a 40-megawatt, gas-fired electric generation plant. The plant produces electricity, steam and chilled water, which is sold to CILCO. CILCO resells plant output to Caterpillar-AmerenCILCO's largest industrial customer. With the completion of this part of the transaction, Medina Valley becomes an Ameren asset.

>>   Electric rates will remain frozen at current levels through 2006.

>> Ameren will provide annual civic, charitable and social service contribution levels of at least $1 million to be used in the Peoria area and other locations now served by AmerenCILCO. That level will allow for continued support of such activities and for the expansion of three Ameren community programs into the CILCO service territory.

>>   Ameren plans to commit  additional funds annually in continued  support for
     economic  development   organizations  and  to  support  special  marketing
     programs aimed at attracting new jobs to the Peoria area.

     "AmerenCILCO and Ameren's other utility companies---AmerenCIPS and AmerenUE--will continue a heritage of providing strong support to hundreds of Illinois communities with a combined customer base of nearly 600,000 electric and nearly 400,000 natural gas customers in Illinois," said Mueller.

     With assets of more than $13 billion, Ameren, through its subsidiaries, serves 1.7 million electric customers and 500,000 natural gas customers in a 49,000-square-mile area of Missouri and Illinois.

Safe Harbor Statement
---------------------

Statements made in this release, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated.

The following factors, in addition to those discussed elsewhere in this release and in past and subsequent securities filings, could cause results to differ materially from management expectations as suggested by such "forward-looking" statements:

o the effects of the stipulation and agreement relating to the AmerenUE Missouri excess earnings complaint case and other regulatory actions, including changes in regulatory policy;
o changes in laws and other governmental actions, including monetary and fiscal policy;
o the impact on the company of current regulations related to the opportunity for customers to choose alternative energy suppliers in Illinois;
o the effects of increased competition in the future due to, among other things, deregulation of certain aspects of the company's business at both the state and federal levels;

                                   -- more --



Add Two

o the effects of participation in a Federal Energy Regulatory Commission-approved regional transmission organization, including activities associated with the Midwest Independent System Operator;
o availability and future market prices for fuel and purchased power, electricity and natural gas, including the use of financial and derivative instruments and volatility of changes in market prices;
o    average rates for electricity in the Midwest;
o    business and economic conditions;
o    the impact of the adoption of new accounting standards;
o    interest rates and the availability of capital;
o    actions of ratings agencies and the effects of such actions;
o    weather conditions;
o    generation plant construction, installation and performance;
o    operation of nuclear power facilities and decommissioning costs;
o    the  effects  of  strategic   initiatives,   including   acquisitions   and
     divestitures;
o the impact of current environmental regulations on utilities and generating companies and the expectation that more stringent requirements will be introduced over time, which could potentially have a negative financial effect;
o    future wages and employee benefits costs;
o disruptions of the capital markets or other events making the company's access to necessary capital more difficult or costly;
o competition from other generating facilities including new facilities that may be developed in the future;
o delays in receipt of regulatory approvals for the acquisition of CILCORP Inc., the parent of Central Illinois Light Company ("CILCO"), or unexpected adverse conditions or terms of those approvals;
o    difficulties in integrating CILCO with the company's other businesses;
o changes in the coal markets, environmental laws or regulations, or other factors adversely impacting synergy assumptions in connection with the CILCORP Inc. acquisition;
o cost and availability of transmission capacity for the energy generated by the Company's generating facilities or required to satisfy energy sales made by the Company; and
o    legal and administrative proceedings.

                                     # # #

                                                                   Exhibit 99.02

                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103


[GRAPHIC OMITTED][GRAPHIC OMITTED]


Contacts:

Media:
Susan Gallagher        Leigh Morris          Neal Johnson
(314) 554-2175         (217) 535-5228        (309) 677-5516

                      AMEREN NAMES TWO OFFICERS TO SERVE AS
                     AMERENCILCO'S TOP MANAGEMENT IN PEORIA

St. Louis, Mo., Jan. 31, 2003---Ameren Corporation (NYSE: AEE) today announced two Peoria-based managers will be the top operating officers at AmerenCILCO:
Scott A. Cisel, 49, vice president and chief operating officer for AmerenCILCO, and Robert G. Ferlmann, 41, vice president, AmerenCILCO Trading and Dispatch and Unregulated Sales. Ameren Chairman and Chief Executive Officer Charles W. Mueller will be chairman of AmerenCILCO, and Ameren President and Chief Operating Officer Gary Rainwater will serve as president of AmerenCILCO.

     Today, the company announced in a separate release the closing of the transaction to acquire CILCORP Inc., from The AES Corporation (NYSE: AES). CILCORP is the parent company of Peoria, Ill.-based Central Illinois Light Co. (CILCO), which beginning today will operate as AmerenCILCO. Announced in April 2002, the purchase includes CILCORP's natural gas and electric businesses, including 1,200 megawatts of largely coal-fired generating capacity.

     Until his most recent appointment, Scott Cisel served as senior vice president at CILCO, where he has been employed for 28 years. Cisel joined CILCO as a summer meter reader and advanced through various management positions in sales, customer services and district operations. He was named manager of Commercial Office Operations in 1981 and, in the 1980s, held a number of management positions in energy services, rates, sales and customer service, and research and development. He was promoted to director of Corporate Sales in 1993 and from 1995 to 1998, served as vice president, at first managing Sales and Marketing, then Legislative and Public Affairs and later Sales, Marketing and Trading. In April 2001, he was named senior vice president.

     A trustee of Eureka College, Cisel serves on the board of the Tri-County Urban League, in addition to many other civic activities. A native of Peoria, Cisel holds a bachelor of science degree in business administration and economics from Culver Stockton College and a master's degree in liberal studies from Bradley University.

     Until his most recent appointment, Ferlmann served as director of Energy Trading (both natural gas and electricity) for CILCO - a position he has held since 1997. Ferlmann joined CILCORP in 1987 as an accounting analyst and senior accounting analyst and assumed progressively higher positions in Finance, until in 1993, he became senior energy supply administrator.

                                   -- more --

Add One

     Ferlmann holds a bachelor of science degree in accounting and a master's of business administration degree - both from Bradley University. He is a certified public accountant in Illinois. He serves on the board of directors for St. Joseph Home and is an active member of the St. Thomas Parish Council.

     With assets of more than $13 billion, Ameren, through its subsidiaries, serves 1.7 million electric customers and 500,000 natural gas customers in a 49,000-square-mile area of Missouri and Illinois.


                                      # # #